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                                                                   EXHIBIT 10-27


                                STOCKHOLDERS AGREEMENT


    Agreement made as of this 11th day of February, 1997 by and among Midway Airlines Corporation, a Delaware corporation (the "Company"), Zell/Chilmark Fund L.P., a Delaware limited partnership ("Z/C"), AMR Corporation, a Delaware corporation ("AA"), Wings Aircraft Finance, Inc., a Delaware corporation ("WAF"), debis AirFinance B.V., a company incorporated under the laws of the Netherlands ("AF"), James H. Goodnight ("JG") and John P. Sall ("JS") (Z/C, AA, WAF, AF, JG and JS are collectively referred to as the "Stockholders"). WAF and AF are sometimes collectively referred to as the Aircraft Creditors.

    WHEREAS, each of Z/C, WAF, and AF has agreed to acquire and AA has the right to acquire upon exercise of the Warrant the number of shares of Common Stock of the Company as set forth opposite his, her, or its name on Schedule A attached hereto;

    WHEREAS, JG and JS will acquire as a result of the transactions contemplated by the Merger Agreement the number of shares of Preferred Stock of the Company as set forth opposite their names on Schedule B attached hereto (the Common Stock and the Preferred Stock are collectively referred to as "Securities").

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholders hereby agree as follows:

1.  CERTAIN DEFINITIONS

    As used in this Agreement, the following terms shall have the following meanings:

    AIRCRAFT CREDITORS shall mean Wings Aircraft Finance, Inc. and debis AirFinance B.V.

    BOARD shall have the meaning set forth in Section 2.1(a).

    COMMISSION means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

    COMMON STOCK means the Company's Common Stock, $.01 par value per share, as authorized on the date of this Agreement and any other securities into


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which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

    COMPANY shall have the meaning set forth in the preamble.

    CONSUMMATION DATE shall have the meaning set forth in Section 3.3.

    CONTROL shall have the meaning set forth in Section 8.13.

    DESIGNATING PARTY shall have the meaning set forth in Section 2.1(b).

    EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    FAMILY MEMBER shall have the meaning set forth in Section 8.13.

    GS GROUP means JG, JS and their Permitted Transferees.

    GS GROUP AFFILIATE shall have the meaning set forth in Section 8.13.

    HOLDERS shall have the meaning set forth in Section 5.2.

    MARKET CAPITALIZATION shall have the meaning set forth in Section 7.

    MERGER AGREEMENT means that certain Agreement and Plan of Merger dated as of January 17, 1997, as amended as of January 31, 1997 and February 7, 1997 by and among the Company, GoodAero, Inc., Z/C, JG and JS.

    NON-OFFERING STOCKHOLDERS shall have the meaning set forth in Section
3.1(a).

    NON-PROPOSING STOCKHOLDER shall have the meaning set forth in Section 3.2.

    NOTICE shall have the meaning set forth in Section 3.1(a).

    OFFERED SECURITIES shall have the meaning set forth in Section 3.1(a).

    OFFERING STOCKHOLDER shall have the meaning set forth in Section 3.1(a).

    OTHER NON-OFFERING STOCKHOLDER shall have the meaning set forth in Section 3.1(a).

    OTHER STOCKHOLDERS shall have the meaning set forth in Section 3.3.


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    PERMITTED TRANSFEREE shall have the meaning set forth in Section 3.4.

    PERSON means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

    PREFERRED STOCK means the Company's Senior Convertible Preferred Stock.

    PROPOSING STOCKHOLDER shall have the meaning set forth in Section 3.2.

    PURCHASERS shall have the meaning set forth in Section 3.3.

    QUALIFIED PUBLIC OFFERING shall have the meaning set forth in Section 7.

    REGISTRABLE SECURITIES means any shares of Common Stock owned as of the date hereof by, or issued in connection with this Stockholders Agreement to, the stockholders listed in Schedule A hereof or by their permitted successors and assigns as defined herein; shares of Common Stock issued or issuable upon exercise of the Warrant; and shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock owned by JG and JS or by their permitted successors and assigns as defined herein (all such shares as adjusted for stock splits, stock dividends, reclassifications or other similar events) but excluding any shares of Common Stock or Preferred Stock, any shares of Common Stock issuable upon exercise of the Warrant and any shares of Common Stock issuable upon conversion of any shares of Preferred Stock that have been
(a) sold by such parties other than to a permitted transferee, as set forth in
Section 5.7 hereof, (b) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering such shares of Common Stock or Preferred Stock or (c) sold pursuant to Rule 144 or Rule 144A of the Securities Act (or any successor exemptive rule hereinafter in effect).

    REMAINING STOCK shall have the meaning set forth in Section 3.1(b).

    SALE shall have the meaning set forth in Section 3.3.

    SALES PERCENTAGE  shall have the meaning set forth in Section 3.2(a).

    SECURITIES shall have the meaning set forth in the preamble.

    SECURITIES ACT means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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


    STOCKHOLDERS shall have the meaning set forth in the preamble.

    TRANSFER shall have the meaning set forth in Section 3.4(a).

    WARRANT shall mean that certain Warrant dated as of February 11, 1997 issued by the Company to AMR Corporation for the purchase of Five Hundred Seventy Two (572) shares of the Common Stock.

    Z/C GROUP means Z/C and its Permitted Transferees.

2.  ELECTION OF DIRECTORS; REQUIREMENT FOR CERTAIN ACTIONS

    Section 2.1. ELECTION; REMOVAL. The number of Directors comprising the Company's Board of Directors (the "Board") shall be fixed by the Board in accordance with the By-laws of the Company. The By-laws of the Company shall require a minimum of 3 Board members. Subject to the provisions of
Section 2.1(d)(ii) hereof, the Z/C Group shall designate (i) 1 nominee for election to the Board, if the number of Directors is fixed at 3 or 4; (ii) 2 nominees for election to the Board, if the number of Directors is fixed at 5, 6 or 7; and (iii) 3 nominees for election to the Board, if the number of Directors is fixed at 8 or 9. If the Board appoints an Executive Committee, the Z/C Group shall designate such number of nominees to such Executive Committee in the same ratio as set forth in the preceding sentence. All other members of the Board of Directors and Executive Committee, if any, shall be designated by the GS Group. During the term of this Agreement, all the capital stock of the Company held by the Z/C Group or the GS Group, whether owned now or hereafter acquired, shall be voted in accordance with the provisions hereof on all of the following matters on which the Stockholders vote:

         (a) Immediately upon receiving notice of any stockholders' meeting at which members of the Board are to be elected, the Z/C Group shall designate such number of nominees and the GS Group shall designate such number of nominees for election to the Board as provided in this Section 2.1. Each of the Z/C Group and the GS Group hereby binds itself to vote its capital stock for, or give its written consent to, the election of each nominee designated by the Z/C Group or the GS Group. If either the Z/C Group or the GS Group fails to designate such nominee(s), the Board shall designate such nominees.

         (b) In the event any Director elected to the Board after being designated as a candidate for membership pursuant to this Agreement dies, resigns, is removed or otherwise ceases to serve as a member of the Board, the Company shall give notice thereof to the party that designated such director (the "Designating Party") to designate a successor and notify the Company of such


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designee's selection.  If a vacancy on the Board is filled in the interim by the remaining Directors with a Director who is not the successor designated by the Designating Party, each of the Z/C Group and the GS Group agrees to cast its votes for, or give its written consent to, the removal of such Director at any time upon receipt of instructions, in writing to such effect, signed by the Z/C Group or the GS Group, as the case may be; and

         (c) Each of the Z/C Group and the GS Group agrees to vote its capital stock for, or give its written consent to, the removal of the Designating Party's designee on the Board at any time upon receipt of instructions in writing to such effect, signed by the Designating Party. In the absence of such written instructions, no Designating Party's designee shall be removed without cause from the Board at any time.

         (d) Notwithstanding the foregoing, it is the understanding and agreement of the parties hereto that in the event (i) the number of directors comprising the Board shall be increased above 9, then the Z/C Group shall be entitled to designate as close to 33-1/3% of the members of the Board as possible; all other provisions of this Section 2.1 shall be applicable to all such designee(s); and (ii) there is a capital infusion into the Company the effect of which is to reduce the proportionate holdings of the Common Stock of the Z/C Group and the GS Group, then the number of directors the Z/C Group and the GS Group are entitled to designate shall be proportionately reduced, with such number in the case of the Z/C Group becoming zero when the holdings of the Z/C Group are less than 10% of the then outstanding shares of Common Stock.

3.  TRANSFER OF SHARES

    Section 3.1. RIGHT OF FIRST OFFER. No Stockholder shall offer to Transfer or engage in negotiations to Transfer any or all of such Stockholder's Securities (except to Permitted Transferees) without first complying with the provisions of this Section 3.1.

         (a) In the event any Stockholder (in such capacity, an "Offering Stockholder") desires to Transfer any or all of such Stockholder's Securities ("Offered Securities"), prior to offering to Transfer such Offered Securities, or to engaging in negotiations related thereto, such Offering Stockholder shall first provide written notice of the contemplated Transfer (the "Notice") at least twenty (20) day prior to offering to Transfer such Securities or to engaging in negotiations related thereto. The Notice shall be sent to the Company which will immediately forward the same to the Stockholders reflected as holders of record in the Company's books and records. The Notice shall entitle those Stockholders holding securities equal to at least 10% of the Common Stock then outstanding on a fully diluted basis assuming

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Conversion of the Preferred Stock and exercise of the Warrant only to the extent that such Stockholders are either original signatories to this Agreement or their Permitted Transferees (except for the limited partners of Z/C) (the "Non-Offering Stockholders") to those rights described below. The Notice shall include a description of the contemplated Transfer, including the number of shares of Offered Securities, and an offer by the Offering Stockholder to enter into good faith negotiations to sell to the Non-Offering Stockholders each Non-Offering Stockholder's pro rata share of the Offered Securities (which for purposes of this Section 3.1 shall mean the ratio of (X) the number of shares of Common Stock held, or issuable upon conversion of Preferred Stock then held, or issuable upon exercise of the Warrant then held, by such Non-Offering
Stockholder at the time of the Notice to (Y) the total number of shares of Common Stock held, or issuable upon conversion of all shares of Preferred Stock then held, or issuable upon exercise of the Warrant then held, by the Non-Offering Stockholders). The Non-Offering Stockholders shall have twenty
(20) days after the receipt of the Notice to enter into good faith negotiations and execute an agreement to purchase their pro rata share of the Offered Securities that are the subject of the contemplated Transfer by the Offering Stockholder. Each Non-Offering Stockholder's right to negotiate for the purchase of the Offered Securities hereunder shall terminate upon the expiration of such twenty (20) day period. Each Non-Offering Stockholder shall have a right of over-allotment such that if any other Non-Offering Stockholder fails to agree to purchase its pro rata share of the Offered Securities prior to the conclusion of the twenty (20) day period, the other Non-Offering Stockholders shall have ten (10) days to enter into good faith negotiations with the Offering Stockholder and execute an agreement to purchase the non-purchasing Non-Offering Stockholder's portion on a pro rata basis; PROVIDED, HOWEVER, that in the event that the Company shall issue any class of equity securities granting the purchasers thereof (also referred to herein as the "Other Non-Offering Stockholders") a right of first offer substantially identical to that set forth herein, then each Non-Offering Stockholder shall have a right of over-allotment such that if any Other Non-Offering Stockholder fails to agree to purchase its pro rata share of the Offered Securities prior to the conclusion of the twenty
(20) day period, such Non-Offering Stockholder and the Other Non-Offering Stockholders who have exercised their rights of first offer shall have ten (10) days to enter into good faith negotiations and execute an agreement to purchase the non-purchasing Other Non-Offering Stockholder's portion on a pro rata basis.

         (b) In the event that the Non-Offering Stockholders and the Other Non-Offering Stockholders (if applicable) fail to agree to purchase all of the Offered Securities that are the subject of the contemplated Transfer by the Offering Stockholder pursuant to the foregoing provisions of this Section 3.1, the Offering Stockholder shall then provide additional written notice to the Company of such contemplated Transfer, including the number of shares affected (which shall be

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the number of shares of Offered Securities originally subject to the contemplated Transfer minus the shares of Offered Securities subject to executed agreements for purchase by the Non-Offering Stockholders and the Other Non-Offering Stockholders pursuant to Section 3.1(a) (hereinafter the "Remaining Stock")), and the nature of the proposed Transfer. Such notice shall include an offer to enter into good faith negotiations to sell such Remaining Stock to the Company. The Company shall have ten (10) days after the receipt of such written notice to enter into good faith negotiations and execute an agreement to purchase the Remaining Stock. The Company's right to negotiate to purchase the Remaining Stock hereunder shall terminate upon the expiration of such ten (10) day period.

         (c) The Offering Stockholder shall not be required to make any sale of the Offered Securities to a Non-Offering Stockholder, Other Non-Offering Stockholder or the Company unless all Offered Securities are sold. In the event such agreements cover less than all of the Offered Securities, the Offering Stockholder may at its election either (i) effect the sales for that portion of the Offered Securities covered by the agreements or (ii) decline to effect the sales covered by the agreements and retain the right for a period of sixty (60) days from the date the negotiation period expires under Section 3.1(b) to enter into negotiations to Transfer any or all of the then remaining shares of the Offered Securities, which were the subject of the contemplated Transfer, free from the restrictions of this Section 3.1 in a bona fide transaction with any person. At the end of such sixty (60) day period, the Offering Stockholder shall notify the other parties hereto in writing of any shares of Securities which such Offering Stockholder then owns and the number of shares of the Securities which have during such period been subject to Transfer in bona fide transactions. All such Securities of such Offering Stockholder not subject to a contract of sale at the end of such sixty (60) day period shall again become subject to all the restrictions and provisions of this Agreement.

    Section 3.2. CO-SALE RIGHTS. If any Stockholder at any time or times proposes to Transfer (except to Permitted Transferees) any Securities owned of record by him or it (except where such Securities when combined with Securities held by such Stockholder's Permitted Transferees represent less than or equal to 5% of the Securities outstanding on a fully diluted basis on the date of this Agreement), such Stockholder (in such capacity, a "Proposing Stockholder") shall, as a condition precedent to any such Transfer by him or it, afford each other Stockholder (including Permitted Transferees but excluding any Non-Offering Stockholder that failed to agree to purchase its pro rata share of the Offered Securities in accordance with Section 3.1(a) hereof) (in such capacity, a "Non-Proposing Stockholder") the right to Transfer Securities owned by such Non-Proposing Stockholder as follows:


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         (a)  Such Proposing Stockholder shall give written notice to the
Non-Proposing Stockholders at least twenty (20) days prior to any proposed Transfer of any of the Securities, and such notice shall specify the number of such Securities which such Proposing Stockholder desires to Transfer, the percentage of the total number of Securities (determined by giving effect to the conversion of Preferred Stock or any securities convertible into Common Stock) then held by him or it represented thereby (the "Sales Percentage"), the identity of the proposed transferee of such Securities, and the time within which, the price and all other material terms and conditions upon which such Proposing Stockholder proposes to Transfer such Securities. Each Non-Proposing Stockholder shall notify such Proposing Stockholder in writing, within ten (10) days after receipt of such Proposing Stockholder's notice, whether such Non-Proposing Stockholder desires to Transfer any Securities held by him or it concurrently with the Proposing Stockholder in accordance with the terms and provisions of this Section 3.2(a). Failure to provide such written notice after actual receipt of notice from such Proposing Stockholder within said 10-day period shall, for the purpose hereof, be deemed to constitute a refusal by a particular Non-Proposing Stockholder to Transfer any of his or its Securities concurrently with such Proposing Stockholder.

         (b) Concurrently with the delivery by the Proposing Stockholder of the notice referred to in Section 3.2(a) above, such Proposing Stockholder shall offer the Non-Proposing Stockholders the opportunity to Transfer to the proposed transferee of the Securities, or to such other transferee or transferees as such Proposing Stockholder shall obtain (except pursuant to a Transfer by such Proposing Stockholder made under Rule 144 (other than pursuant to paragraph (k) of Rule 144) as promulgated by the Commission under the Securities Act), that percentage of the Securities then held by each Non-Proposing Stockholder which is equal to the Sales Percentage. It is agreed and understood that such Proposing Stockholder shall obtain the same agreements and commitments from the transferee or transferees of the Securities to be Transferred by the Non-Proposing Stockholders as such Proposing Stockholder has obtained from the transferee of the Securities proposed to be Transferred by him or it, including the time of Transfer, the Transfer price and the other terms and conditions upon which the Transfer of such Proposing Stockholder's Securities is to be made.

         (c) In the event that such Proposing Stockholder cannot obtain agreements or commitments from the transferee or other transferees to have Transferred to it or them that percentage of the Securities held by the Non-Proposing Stockholders which is equal to the Sales Percentage of the Securities, then such Proposing Stockholder shall reduce the number of Securities which he proposes to Transfer and allow the Non-Proposing Stockholders to Transfer the number of Securities represented by such reduction, so that both such Proposing Stockholder and each Non-Proposing Stockholder shall be entitled to sell an identi-


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

cal percentage of the Securities of the same type then held by them, respectively. In the event that the proposed Transfer relates to shares of Preferred Stock and the proposed transferee or transferees refuses to purchase shares of Common Stock from the Non-Proposing Stockholders, JG and JS shall purchase from each Non-Proposing Stockholder that percentage of the Securities than held by such Non-Proposing Stockholder which is equal to the Sales Percentage at the same price per share and on the same terms (on an as converted basis) as are applicable to the shares of Preferred Stock being sold by the GS Group.

         (d) Any Transfer of Securities by such Proposing Stockholder pursuant to the provisions of this Section 3.2 shall be made concurrently with the Transfer of the Securities by the Non-Proposing Stockholders.

         If any Transfer or attempted Transfer of the Securities is made contrary to the provisions of this Section 3.2, each Non-Proposing Stockholder shall have the right, in addition to any other legal or equitable remedies which it may have, to enforce its rights hereunder by an action for specific performance; the parties hereto recognize the rights set forth herein as unique, the violation of which cannot be remedied by an award of monetary damages.

    Section 3.3. DRAG ALONG RIGHTS. In the event of any contemporaneous sale of or agreement to sell (whether for cash, securities or other property) on arms length terms by the GS Group to any person other than a GS Group Affiliate (as defined in Section 8.13 hereof) of an aggregate of 50% or more of the Common Stock then outstanding to a single person or a group of persons pursuant to a single plan or related plans for the sale of such Common Stock (such person or group being referred to as the "Purchasers"), the GS Group shall have the option to purchase (pro rata in accordance with their respective holdings of Common Stock or in such other proportions as may be agreed upon) all (but not less than all) the Common Stock (including the Common Stock represented by the Warrant) of the Stockholders then owning Common Stock or having the right to acquire Common Stock upon exercise of the Warrant who are not parties to such sale or agreement of sale (the "Other Stockholders"), and each of the Other Stockholders shall have the option to require the GS Group to purchase (pro rata in accordance with their respective holdings of Common Stock or in such other proportions as may be agreed upon), all (but not less than all) Common Stock then owned by such Other Stockholder, all in accordance with the following provisions of this Section
3.3. As used in this Section 3.3, the term "Sale" means a sale made or agreed to by the GS Group in the manner described in the first sentence of this
Section 3.3, and the term "Consummation Date" means the date fixed for the consummation of a Sale.

         (a) Not less than 30 days prior to the Consummation Date, the GS Group shall give written notice to the Other Stockholders setting forth the names


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

of the Purchasers, the terms and conditions of the Sale and the Consummation Date. If the GS Group elects to exercise its option to purchase, or cause the purchase of, all Common Stock owned by the Other Stockholders, the notice shall so state. If such option is not exercised, the notice shall set forth an address for the giving of notice by the Other Stockholders of the exercise of the option of the Other Stockholders pursuant to paragraph (b) of this
Section 3.3. In the event of the exercise of the option by the GS Group, the Other Stockholders shall, on the Consummation Date and conditioned upon and contemporaneously with the Sale, sell the Common Stock owned by them to the GS Group, or to the Purchasers if so designated in the notice of the GS Group, at the same price per share and on the same terms as are applicable to shares being sold by the GS Group. If the GS Group exercises such option and elects to purchase (rather than cause the purchase of) the Common Stock owned by the Other Stockholders, then the GS Group must resell to the Purchasers the Common Stock so purchased contemporaneously with the Sale and upon terms and conditions the same as those of the Sale. By execution of this Agreement, each Stockholder hereby irrevocably designates and appoints the GS Group as his attorney to transfer his Common Stock on the books of the Company in connection with any sale made or required to be made by him pursuant to this paragraph (a), and each Stockholder hereby agrees to execute and deliver such instruments of conveyance and transfer and take such other action as the GS Group or the Purchasers may reasonably require to carry out the terms of and provisions of this paragraph
(a); PROVIDED, HOWEVER, that none of the Aircraft Creditors or AA shall be required to enter into any agreement pursuant to which such Aircraft Creditors or AA shall make any representations or warranties with respect to the Company except as to ownership of the Common Stock which is being sold by such Aircraft Creditor or AA.

         (b) If the GS Group does not elect to purchase, or cause the purchase of, the Common Stock of the Other Stockholders by the exercise of the option granted the GS Group under the foregoing provisions of this Section 3.3, each Other Stockholder shall have the option to require the GS Group to purchase, or cause the purchase of, all (but not less than all) the Common Stock owned by him, her or it upon the terms and conditions of the Sale as set forth in the notice furnished pursuant to paragraph (a) of this Section 3.3. Such option may be exercised by any Other Stockholder by the giving of written notice by such Other Stockholder of the exercise of such option to the GS Group at the address set forth in the notice referred to in paragraph (a) of this Section 3.3 not less than ten days prior to the Consummation Date. The GS Group shall, on the Consummation Date and conditioned upon and contemporaneously with the Sale, purchase, or cause the purchase by the Purchasers of, the Common Stock of each Other Stockholder giving such notice, such purchase to be at the same purchase price per share and on the same terms as are applicable to shares being sold by the GS Group. If any

Other Stockholder exercises his option under this paragraph (b), and if the GS Group elected to purchase (rather than cause the purchase of) the Common Stock owned by such Other Stockholder, then the GS Group must resell to the Purchasers the Common Stock so purchased contemporaneously with the Sale and upon terms and conditions the same as those of the Sale. If the GS Group shall fail to so purchase, or cause the purchase of, the Common Stock of such Other Stockholders as provided in this paragraph (b), then the GS Group may not consummate the Sale.

         (c) Notwithstanding anything to the contrary in this Section 3.3, in the event shares of Common Stock represented by the Warrant are purchased hereunder, AA shall cause the exercise of the Warrant.

    Section 3.4.  PROHIBITED AND PERMITTED TRANSFERS.

         (a) A Stockholder shall not sell, grant an option to or for, assign, mortgage, transfer, pledge, create a security interest in or lien upon, encumber, give place in trust, hypothecate or otherwise in any manner voluntarily dispose of (collectively referred to as a "Transfer"), all or any of his Securities except as expressly provided in this Agreement.

         (b) Notwithstanding anything to the contrary contained herein, the procedures specified in this Section 3 shall not be applicable to a Transfer by a Stockholder to a Permitted Transferee (as defined below) of such Stockholder if such Permitted Transferee agrees in writing with the parties hereto to be bound by and comply with all provisions of this Agreement applicable to the individual or entity Transferring the Securities immediately prior to such Transfer. For purposes of this Section 3.4(b), a "Permitted Transferee" shall mean a transferee in direct privity with an original signatory of this Agreement and (i) in the case of an individual, any Stockholder, the spouse or immediate family member of such individual, a trust for the benefit of such individual, spouse or immediate family member or any partnership, corporation or other entity wholly-owned by such individual, (ii) in the case of a partnership, any Stockholder, any of its limited or general partners, and any one partnership, corporation or other entity controlled by or under common control with such partnership or general partners thereof, (iii) in the case of a corporation, any Stockholder, any one corporation, partnership or other entity controlling, controlled by or under common control with such corporation and (iv) in the case of Z/C to those parties identified in Schedule 3.4(b) hereto in the proportions identified therein.

    As used herein, the term "Stockholder" is deemed to include any Permitted Transferees of the Stockholder, except as expressly provided otherwise herein.

    (c) Without regard to the obligations of the GS Group with respect to the co-sale rights, rights of first offer and other obligations and restrictions contained in Sections 3.1 through 3.4 of this Agreement, neither the Company nor any member of the GS Group shall register any shares of Preferred Stock for sale or other Transfer under the Securities Act. From and after the conversion of all the shares of Preferred Stock held by the GS Group into shares of Common Stock, this Section 3.4(c) shall expire and shall not apply to the shares of Common Stock issuable upon conversion of the Preferred Stock. Any purported Transfer in violation of this Section 3.4(c) shall be void and ineffectual, and shall not operate to transfer any interest or title in any shares of Preferred Stock to the purported transferee.

    Section 3.5. PUT RIGHT. In the event of any Transfer of any Securities by a Stockholder in violation of any provision of Section 3, each other Stockholder shall each have the right to elect to cause such violating Stockholder to purchase, and such Stockholder shall be obligated to purchase, from such other Stockholder and at the same price per share and on the same terms and conditions as involved in such sale by such violating party, such number of shares of capital stock (calculated on a fully-diluted basis) equal to the number of shares sold by such Stockholder multiplied by a fraction, the numerator of which is the aggregate number of shares of Securities owned by such other Stockholder and the denominator of which is the sum of all shares of Securities owned by all other Stockholders desiring to sell shares to such violating Stockholder under this Section 3.5.

4.  LOCK-UP AGREEMENT

    Each of the Stockholders hereby agrees that in connection with a Qualified Public Offering, upon the request of the Company or the principal underwriter managing the Qualified Public Offering, he or it will not sell, make any short sale of, loan, grant an option for the purchase of, or otherwise dispose of any Common Stock now owned or hereafter acquired by him without the prior written consent of the Company or such underwriter, as the case may be, for one hundred eighty (180) days or such other period of time not to exceed three hundred sixty five (365) days as such underwriter may specify.

5.  REGISTRATION RIGHTS

    Section 5.1. REQUIRED REGISTRATION. (a) At any time after six months after any registration statement covering a Qualified Public Offering shall have become effective (but in no event within a six month period following the date on which any registration statement (other than a registration statement on Form S-8 or any successor form) covering a public offering of securities of the Company under the Securities Act shall have become effective), each of (i) Z/C and its Permitted

Transferees and (ii) AA and the Aircraft Creditors may request the Company to effect one registration under the Securities Act of all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Registrable Securities for which registration has been requested shall constitute at least 33-1/3% of the total shares of Registrable Securities originally issued or issuable to such requesting holder or holders if such holder or holders shall request the registration of less than all shares of Registrable Securities then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $10,000,000). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 5.1 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering or a registration requested by other holders pursuant to this Section 5.1 in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 5.2 and in which there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been requested. Additionally, if the Company shall furnish to the Holders of Registrable Securities requesting registration of such shares hereunder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time and that it is therefore essential to defer the filing or effectiveness of a registration statement in connection therewith, then in such case the Company shall have the right to defer the filing or effectiveness of such registration statement for up to two periods of not more than 90 days each after receipt of the request of the holders of Registrable Securities requesting such registration; PROVIDED, HOWEVER, that the Company may not use this right more than twice (for a total of up to 180 days) as to such requesting holders in any 12-month period.

         (b) Following receipt of any notice under this Section 5.1, the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and shall file a registration statement at the Securities and Exchange Commission and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Securities pursuant to this Section 5.1 on two occasions only, PROVIDED, HOWEVER, that each such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. For purposes of the preceding sentence, a Registration Statement filed as described therein shall be deemed to include all the shares of Registrable Securities requested to be registered if (a) the number of shares requested to be registered has been reduced by the managing underwriter in light of market conditions to no less than 75% of the number of shares for which registration was requested, and (b) such offering contains no Company shares pursuant to Section 5.1 (c). For purposes of clause (a) of the preceding sentence, prior to any such reduction, the Company shall first exclude from such registration, in the following order, all shares of Common Stock sought to be included therein by (i) any holder thereof not having any contractual, incidental registration rights, (ii) any holder thereof having contractual, incidental registration rights subordinate or junior to the rights of the Holders, and (iii) any holder thereof having separate registration rights under this Section 5.1. In the event that holders of Registrable Securities requesting registration of such shares by the Company under this Section 5.1 withdraw any such request for registration before any registration statement for such shares becomes effective, such request shall count toward the Company's obligation under this Section 5.1 to register such shares on one occasion only as to such holders, unless and until the holders of such Registrable Securities reimburse the Company for all expenses which the Company incurred in complying with such withdrawn request.

         (c) The Company shall be entitled to include in any registration statement referred to in this Section 5.1, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold. Except for registration statements on Forms S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 5.1 until the completion of the period of distribution of the registration contemplated thereby.

    Section 5.2. PIGGYBACK REGISTRATIONS. If at any time or times after the date of a Qualified Public Offering, the Company shall determine to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act, whether in connection with a public offering of securities by the Company, a public offering thereof by stockholders, or both (but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the holders of Registrable Securities then outstanding (the "Holders"), and will file a registration statement at the Securities and Exchange Commission and use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Holders may request in a writing delivered to the Company within fifteen (15) days after the notice given by the Company; PROVIDED, HOWEVER, that in the event that any registration pursuant to this Section 5.2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of shares of Registrable Securities owned by such Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, PROVIDED, that prior to any such reduction, the Company shall first exclude from such registration, in the following order, all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate or junior to the rights of the Holders.

    Section 5.3. REGISTRATION EXPENSES. In the event of a registration described in Sections 5.1 and 5.2, all reasonable expenses of registration and offering of the Holders participating in the offering including, without limitation, printing expenses, fees and disbursements of counsel, including one counsel for the selling Holders, and independent public accountants, fees and expenses (including counsel fees incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc. and fees of transfer agents and registrars), shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered.

    Section 5.4. FURTHER OBLIGATIONS OF THE COMPANY. Whenever, under the preceding sections of this Agreement, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

         (a) Use its best efforts to diligently prepare for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective for a period of at least 120 days and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

         (b) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such holder may reasonably request to facilitate the public offering of its Registrable Securities;

         (c) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling Holders, if any, and reasonably acceptable to the Company;

         (d) Use its best efforts to register or qualify the Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holder may reasonably request;

         (e) Use its best efforts to list all Registrable Securities covered by said registration statement on any securities exchange on which any of the Common Stock is then listed; and

         (f) Enter into such agreements, cause its independent certified public accountants to deliver such letters, deliver such opinions or cause such opinions to be delivered and take such other actions as the selling Holders shall reasonably request in order to expedite or facilitate the disposition of such Registerable Securities.

    Section 5.5. INDEMNIFICATION. Incident to any registration referred to in this Agreement, and subject to applicable law, the Company will indemnify each underwriter, each Holder of Registrable Securities so registered, and each person controlling any of them against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration, PROVIDED, HOWEVER, that the Company will not be liable in any case to the extent that any such claim, loss, damage or liability (i) may have been caused by an untrue statement or omission which is based upon information furnished in writing to the Company by any Holder expressly for use therein, or (ii) may have been suffered or incurred by the Company and resulted from an action, claim or suit by a Person who purchased Registrable Securities or other securities of the Company from a Holder in reliance upon any untrue statement or omission which was contained or made in any preliminary prospectus furnished by such Holder to such Person in connection with such registration and which was corrected in a final prospectus which the Holder possessed, but such Holder failed to deliver or provide a copy of such final prospectus to such Person at or prior to the confirmation of the sale of any such Registrable Securities in any case where such delivery is required by the Securities Act. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act against any claim, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending it against the same,
(i) arising out of any untrue statement of a material fact contained in any prospectus or other document (including any related registration statement) or any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such selling Holder, specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement, or (ii) which may have been suffered or incurred by the Company and which resulted from an action, claim or suit by a Person who purchased Registrable Securities or other securities of the Company from such Holder in reliance upon any untrue statement or omission which was contained or made in any preliminary prospectus furnished by such Holder to such Person and which was corrected in a final prospectus which the Holder possessed, but such Holder failed to deliver or provide a copy of such final prospectus to such Person at or prior to the confirmation of the sale of any such Registrable Securities in any case where such delivery is required by the Securities Act; PROVIDED, HOWEVER, that the obligations of such selling Holders hereunder shall be limited to an amount equal to the proceeds to each Holder of Registrable Securities sold as contemplated herein.

    Section 5.6. RULE 144 REQUIREMENTS. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 of the Securities Act (or any successor exemptive rule hereinafter in effect). The Company shall furnish to any Holder upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

    Section 5.7. TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders under this Agreement may be transferred to (i) their Permitted Transferees. No transferees of any other Person shall be entitled to registration rights except as expressly set forth herein. Each such transferee shall be deemed to be a "Holder" for purposes of this Agreement; PROVIDED, HOWEVER, that no transfer of registration rights by a Holder pursuant to this
Section 5.7 shall create any additional rights in the transferee beyond those rights granted to Holders pursuant to this Agreement.

    Section 5.8. GRANTING OF REGISTRATION RIGHTS. The Company shall not, without the prior written consent of the Holders of at least a majority in interest of the Registrable Securities, grant any rights to any Persons to register any shares of capital stock or other securities of the Company if such rights could reasonably be expected to be superior to or be on parity with, the rights of the holders of Registrable Securities granted pursuant to this Agreement; PROVIDED, HOWEVER, that in no case shall the Company grant any such superior rights as long as the Z/C Group, AA and the Aircraft Creditors, in the aggregate, hold an amount of Registrable Securities equal to or greater than 11% of the shares of Common Stock held of record by them or subject to warrants as of the date hereof as set forth on Schedule A hereto.

6.  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS.

    Each Stockholder, severally and not jointly, represents and warrants with respect to such Stockholder to the Company as follows:

    Section 6.1. EXPERIENCE. It has such knowledge and experience in financing and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed decision.

    Section 6.2. INVESTMENT. It is acquiring the Securities for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Securities have not been registered under the Securities Act by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

    Section 6.3. RESTRICTIONS ON TRANSFERS. It understands and agrees as follows:

         (a) The certificates evidencing the Securities and each certificate issued in transfer of the foregoing, will bear the following legend (or substantially similar legend):

         "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

         (b) It will not offer, sell, transfer or otherwise dispose of any of the Securities, unless (i) an effective registration under the Securities Act covers the disposition of such securities or, (ii) except with respect to the rights and obligations referenced in Section 5, it has delivered to the Company an opinion of counsel (which may be in-house counsel), reasonably satisfactory to the Company, that such offer, sale, transfer or other disposition will not require registration of such securities under the Securities Act.

         Upon request of a holder of Securities, the Company shall remove any such legend from each certificate evidencing Securities, or shall issue to such holder a new certificate or certificates for such Securities, which certificate or certificates shall be free of such transfer legend, provided that with such request, the Company shall have received an opinion of counsel, which opinion is reasonably satisfactory to the Company, to the effect that such legend is no longer necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 promulgated under the Securities Act).

    Section 6.4. RULE 144. It acknowledges that unless redeemed, the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, and understands that such Rule may not become available for resale of the Securities.

    Section 6.5. ACCESS TO DATA. It has had an opportunity to discuss the Company's business, management and financial affairs with its management and has had the opportunity to review the Company's books, records and facilities.

    Section 6.6. AUTHORIZATION. This Agreement to which such Stockholder is a party is a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and to general equitable principles. The execution, delivery and performance by such Stockholder of this Agreement to which such Stockholder is a party and compliance herewith and therewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, such Stockholder's Certificate of Incorporation or By-Laws or Agreement of Limited Partnership, as applicable, or any judgment, decree, order, rule or regulation to which such Stockholder is bound.

7.  TERMINATION

    This Agreement, and the respective rights and obligations of the parties hereto shall terminate upon the earliest to occur of the following: (i) the expiration of ten years from the date first written above; or (ii) the completion of the Company's Qualified Public Offering; PROVIDED, HOWEVER, that the rights and obligations of the parties set forth in Section 5 shall only terminate upon the expiration of the time period referenced in (i) hereof. As used herein, the term "Qualified Public Offering" shall mean an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Commission under the Securities Act, in which net proceeds, after deducting underwriters' discounts and commissions and offering expenses, to the Company equal or exceed $15,000,000 and the Company has a Market Capitalization in excess of $40,000,000. For purposes of this Section 7, "Market Capitalization" shall mean the number of shares outstanding on a fully diluted basis multiplied by the price per share of the initial public offering.

8.  MISCELLANEOUS

    Section 8.1. NOTICES. As the terms "notice" or "notices" are used herein as between the parties, such term shall mean a written document, explaining the reason for the notice, and the same shall be mailed by United States Postal Service Via Certified Mail, Return Receipt Requested, addressed as follows:

    to the Company:

    Midway Airlines Corporation
    300 West Morgan Street, 12th Floor
    Durham, North Carolina 27701
    Attention:  Chief Executive Officer
    with a copy to:

    Midway Airlines Corporation
    300 West Morgan Street, 12th Floor
    Durham, North Carolina 27701
    Attention:  General Counsel

    to Z/C:

    Zell/Chilmark Fund L.P.
    Two North Riverside Plaza, Suite 1900
    Chicago, Illinois 60606
    Attention:  Rod Dammeyer

    with copies to:

    Rosenberg & Liebentritt, P.C.
    Two North Riverside Plaza, Suite 1515
    Chicago, Illinois 60606
    Attention:     Alisa M. Singer

    to AA:

    American Airlines, Inc.
    MD 5675 HDQ
    P.O. Box 619616
    DFW Airport, TX 75261-9616
    Attention:  Corporate Secretary

    with a required copy to:

    Airline Management Services, Inc.
    MD 5220
    P.O. Box 619616
    DFW Airport, TX  75261-9616
    Attention:  Managing Director

    to WAF:

    Wings Aircraft Finance, Inc.
    1199 N. Fairfax Street, Suite 500
    Alexandria, Virginia 22314
    Attention:  Secretary
    to AF:

    debis AirFinance B.V.
    Evert van de Beekstraat 22
    NL-1118 CL Luchthaven Schiphol
    The Netherlands
    Attention:  John McMahon

    to JG

    SAS Campus Drive
    Cary, North Carolina 27513

    to JS:

    SAS Campus Drive
    Cary, North Carolina 27513


Such notice shall be deemed to have been given on the date placed in the U.S. Mails, and sent by fax to counsel, whether actually received by the addressee or not. The parties shall, as a matter of convenience and courtesy, send each party receiving notice a copy of said notice by facsimile or electronic means, or by courier, Federal Express, or similar service, but such notifications shall not be deemed lawful "notice" as required hereby. The parties may from time to time amend the above addresses and names by written notice given to the other party.

    Section 8.2. SPECIFIC PERFORMANCE. The rights of the parties under this Agreement are unique and, accordingly, the parties shall have the right, in addition to such other remedies as may be available to any of them at law or in equity, to enforce their rights hereunder by actions for specific performance in addition to any other legal or equitable remedies they might have to the extent permitted by law.

    Section 8.3. LEGEND. Any certificates representing shares of capital stock subject to this Agreement shall bear a legend indicating the existence of the restrictions imposed hereby.

    Section 8.4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between them or any of them as to such subject matter.

    Section 8.5. WAIVERS AND FURTHER AGREEMENTS. Any of the provisions of this Agreement may be waived by an instrument in writing with the consent of the party or parties whose rights are being waived and in the event the rights of the Stockholders are being waived. Any waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

    Section 8.6. AMENDMENTS. This Agreement may be amended by and shall be effective upon the receipt of the written consent of: (i) the GS Group, (ii) members of the Z/C Group which are then Holders, (iii) the Company, and (iv) with respect to Sections 1, 3, 4, 5, 6, 7, and 8, AA and the Aircraft Creditors.

    Section 8.7. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Securities or except as may be expressly provided otherwise herein.

    Section 8.8. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

    Section 8.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    Section 8.10. SECTION HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

    Section 8.11. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

    Section 8.12. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any party hereto, the other parties shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

    Section 8.13.  RESTRICTIONS ON GS GROUP AFFILIATE TRANSACTIONS.  The
Company shall not enter into any agreement, arrangement, commitment or transaction of any kind whatsoever with any member of the GS Group or any GS Group Affiliate, without the prior written consent of Z/C (which consent shall not be unreasonably withheld); provided such consent shall not be required with respect to such transaction or related series of transactions not exceeding $75,000 which constitute services or goods which would otherwise be provided by or to third parties and the terms therefor are no less favorable to the Company than terms which would be offered by an independent third party; provided, however no such consent shall be required in the case of (i) airline service at contract rates available on the same terms to third parties; (ii) the Company's allocable share of insurance paid to any member of the GS Group or any GS Group Affiliate for group insurance policies which include the Company; (iii) taxes paid to any member of the GS Group or any GS Group Affiliate under any tax sharing agreement in connection with a consolidated group return which includes the Company in form and substance reasonably satisfactory to Z/C; (iv) services performed on behalf of the Company by any member of the GS Group or any GS Group Affiliate not to exceed $100,000 per fiscal year for any single member of the GS Group or any GS Group Affiliate and $500,000 in the aggregate per fiscal year for all members of the GS Group and GS Group Affiliates; (v) any cash management services provided to the Company by any member of the GS Group or any GS Group Affiliate; (vi) any redemption or repurchase of stock from the GS Group or any GS Group Affiliate in an offer made to all stockholders of the Company on the same terms and conditions per share; and (vii) subject to fiduciary duties and applicable law, any purchase of additional shares of capital stock from the Company. As used herein, "GS Group Affiliate" means any Person which controls any member of the GS Group, which any member of the GS Group controls, or which is under common control with any member of the GS Group and shall include any Family Member of any member of the GS Group. "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person through voting securities, contract or otherwise. "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, brother, sister, stepbrother, step-sister, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or cousin of the individual in question and shall include adoptive relationships.

    8.14 DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall maintain directors' and officers' liability insurance with terms and coverage consistent with its present such policy.

9.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Stockholder as follows:

         9.1 AUTHORIZATION. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditor's rights generally and to general equitable principles. The execution, delivery and performance by the Company of this Agreement and compliance therewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Company's Certificate of Incorporation or By-Laws or any judgment, decree, order, rule or regulation to which the Company is bound.

         9.2 COMMON STOCK. The issuance of that number of shares of Securities to the Stockholders as set forth in Schedules A and B hereof has been duly authorized and when issued in accordance with the Merger Agreement, will be validly issued, fully paid and nonassessable shares of capital stock of the Company.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                                        ZELL/CHILMARK FUND L.P.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        AMR CORPORATION


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        WINGS AIRCRAFT FINANCE, INC.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        DEBIS AIRFINANCE B.V.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        JAMES H. GOODNIGHT


                                        -----------------------------------

                                        JOHN P. SALL


                                        -----------------------------------

                                        MIDWAY AIRLINES CORPORATION


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                           SCHEDULE A


                                             Number of shares of
    Stockholder                                 Common Stock
    -----------                              -------------------

       Z/C                                         2548

       AA                                          572

       AF                                          381

      WAF                                          191

                            SCHEDULE B


                                              Number of shares of
     Stockholder                                Preferred Stock
     -----------                              -------------------

         JG                                         3675

         JS                                         1785